EXHIBIT 10.4
Confidential portions of this exhibit have been omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission. Omissions are designated by the symbol [*****].

Amendment 35
TO
Special Business Provisions MS-65530-0016
BETWEEN
THE BOEING COMPANY
AND
SPIRIT AEROSYSTEMS, INCORPORATED

This Amendment Number 35 ("Amendment No. 35") to Special Business Provisions MS-65530-0016 is entered into as of the date of last signature below (the “Effective Date”) between Spirit AeroSystems, Inc., a Delaware Corporation ("Seller") and The Boeing Company, a Delaware Corporation (“Boeing”). Hereinafter, the Seller and Boeing may be referred to jointly as "Parties" hereto. All capitalized terms used and not defined herein shall have the meanings assigned thereto in the SBP (as defined below).

Now, therefore, in consideration of the mutual covenants set forth herein, the Parties agree as follows:

RECITALS

A.
Boeing and Seller are Parties to the Special Business Provisions MS-65530-0016, dated June 16, 2005 (the "SBP"), and the General Terms Agreement BCA-65530-0016, dated June 17, 2005 (the "GTA") (collectively, The "Sustaining Agreement"), and including any Amendments to the GTA and the SBP.

B.	Boeing and Seller wish to amend the SBP as contemplated by this Amendment No. 35 to establish a [*****] amount for 737-9 Rate Tooling in accordance with SBP Attachment 27.

C.
For purposes of this Amendment No. 35, “737-9 Rate Tooling” is defined as such Rate Tooling as is necessary to support 737-9 production rate up to [*****] Airplanes per Month (“APM”) in accordance with SBP Attachment 27.

D.	The Parties now desire to amend the SBP as contemplated below.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, and for other good and valuable consideration, the value, receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

AGREEMENTS

A.	The Parties agree to a [*****] value of $[*****] for 737-9 Rate Tooling.

B.	The Parties agree there will be [*****] associated with 737-9 Rate Tooling.

AMENDMENTS

The list of “Amendments” within the sustaining SBP is hereby deleted and replaced in its entirety as follows:

Amend Number	Description	Effective Date	Approval
1	Revise Company name from Mid-Western Aircraft Systems Incorporated to Spirit AeroSystems throughout document. Update Attachments 1, 2, 4, 14 and 16.	2/23/2006	H. McCormick R. Stone

2	Incorporate CCNs as listed in Amendment 2 Attachment A, includes addition of new section 12.19, modification to sections 3.4.9, 12.16 and 32.0, updates to Attachments 1, 2, 6, 7, 15, 16, 19 and 20.	4/11/2007	H. McCormick J. Edwards

3	Incorporate CCNs as listed in Amendment 3 Attachment A, updates to Attachments 1, 2, 7, 14, 15, 16 and 22.	11/28/2007	H. McCormick J. Edwards

4	Incorporate CCNs as listed in Amendment 4 Attachment A. Updates to Attachments 1, 2, 7, 14, 15, 16. Incorporate Attachment 1A per CCN 508, 1328.	7/8/2008	S.Hu W. Wallace

5	Incorporate CCNs as listed in Amendment 5 Attachment A, includes addition of new section 12.3.1.1 Updates to Attachments 1, 2, 7, 14, 15, 16, 20.	6/22/2009	S. Hu R. Stone

6	Incorporate CCNs as listed in Amendment 6 Attachment A. Updates to Attachments 1, 2, 4, 7, 9, 10, 14, 16. Incorporate Attachment 9 per CCN 2385.	11/23/2010	S. Hu M. Milan

7
Incorporate CCNs as listed in Amendment 7 Attachment A, includes addition of new section 12.13.3.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 16. Incorporate Attachment 1B per CCN 4212 and Attachment 23 per the 767-2C MOA.
		7/29/2011	S. Hu M. Milan

8	Incorporate CCNs as listed in Amendment 8 Attachment A, includes revisions to section 7.9 and 12.13.1.1. Updates to Attachments 1, 2, 4, 7, 9, 14, 15, 16.	2/6/2013	C. Howell M. Milan

9	Incorporate Attachment 25 - 737 Max Titanium Inner Wall Agreement.	9/4/2014	E. Flagel M. Milan

10	Incorporate Attachment 26-737 Derailment.	9/2/2014	B. Folden R. Ast

11	Incorporate Attachment 27 -737-MAX Non-Recurring Agreement, and Attachment 28 737/747/767/777 Pricing Agreement. Updates Section 4.1, Attachment 4 Section B.1., Attachments 9 and 15.	3/10/2015	C.Howell R. Ast

12	Delete and replace Attachment 25 Section 3.0	4/9/2015	K. Drawsky R. Ast

13	Incorporate CCNs as listed in Amendment 13 Attachment A, updates to Attachments 1, 2, 7, 9, 14, and 16.	1/4/2016	L. Taylor K. Leyba

SBP Amendment No. 35 Page 2 of 8

14	Incorporate Attachment 25, Addendum 1.	4/21/2015	D. Blaylock R. Grant

15	NULL

16	NULL

17	Incorporate Attachment 29, 777X Non-Recurring Agreement	12/23/2015	A. Lucker E. Bauer

18	NULL

19	NULL

20	737 MAX Inner Wall	12/17/2015	S. Garcia-Deleone J.Reed

21	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	5/9/2016	D. Blaylock R.Grant

22	737 MAX Composite Inner Wall Line Movement	11/2/2016	D. Blaylock E. Bossler

23	737 MAX 9 INITIAL and CIW Line [*****] Tooling Incentive AGREEMENT	12/16/2016	D. Blaylock E. Bossler

24	Incorporate CCNs as listed in Amendment 23 Attachment A, updates to Attachments 1, 2, 7, 9, and 14.	12/20/2016	L. Taylor K. Leyba

25	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	3/17/2017	D. Blaylock E. Bossler

26	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement: 737-10X Pre Implementation Integration Tool	3/23/2017	D. Blaylock E. Bossler

27	Incorporate Attachment 30, 737 NG / MAX Vapor Barrier Agreement, updates to Attachments 1 and 9	3/31/2017	B. Edwards K. Clark

28	Revisions to Attachment 29, 777X NRE Agreement	6/23/2017	K. O'Connell C. Green

29	Revisions to Attachment 27, 737 MAX Non-Recurring Agreement	7/20/2017	D. Blaylock E. Bossler

30
Delete and Replace SBP Sections 4.1, 4.1.1, 5.1.1, 5.2.1, 7.2, 8.0, 12.11, and 12.13.1.1 and SBP Attachments 1, 1B, 10 Section A10.2.10, 15, 16, 22, 27, and 29.
Delete and Reserve SBP Attachments 1C, 20, and 28.
Incorporate SBP Attachment 1D and 31.
		9/22/2017	B. Edwards

SBP Amendment No. 35 Page 3 of 8

31	Revisions to Attachment 27: 737-8 Rate Tooling Incentive Agreement	10/18/2017	D.Blaylock E. Bossler

32	Revisions to Attachment 27, 737-8 Rate Tooling Incentive Agreement. Delete and Replace Tool List from Amd 31	11/15/2017	D.Blaylock E.Bossler

33	Revisions to Attachment 27, 737 MAX Composite Inner Wall Rate Tooling NTE and Incentive Agreement supporting [*****] APM	11/30/2017	D.Blaylock E.Bossler

34	Revisions to Attachment 27, 737-10 Non-Recurring Non-Tooling	2/23/2018	D.Blaylock E.Bossler

35	Revisions to Attachment 27, 737-9 Rate Tooling [*****]	4/18/18	D.Blaylock J.O’Crowley

1.	The 737-9 [*****] Amount table within SBP Attachment 27 Exhibit A - “Tooling [*****] Amounts” is hereby deleted and replaced with the following:

737-9 [*****] Amounts	Fuselage, Wing, and Propulsion End Items (All SOW excluding CIW)
Initial Tooling [*****] Amount	$[*****]
Rate Tooling [*****] Amount to support up to and including [*****] APM	$[*****]

2.	SBP Attachment 27 Exhibit C “Tooling Lists” is updated with the 737-9 Rate Tool list as provided in Exhibit 1 to this Amendment No. 35.

3.	Section 6.3 of SBP Attachment 27 is updated to include purchase orders for 737-9 Rate Tooling as follows:

“737-9 Fuselage Rate Tools PO 860487 item 04
737-9 Pylon Rate Tools PO XXXXX item XX
737-9 Thrust Reverser Rate Tools PO XXXXXX item XX
737-9 Wing Rate Tools PO 860488 item 03”

SBP Amendment No. 35 Page 4 of 8

4.	SBP Attachment 27 is hereby amended by adding a new Section 6.4.7 as follows:

“6.4.7
For the purposes of 737-9 Rate Tooling, Boeing [*****] to Seller. The Parties agree that nothing in this Section 6.4.7 shall have the effect of establishing any precedent with respect to the calculation of any future incentive fee, whether via this SBP Attachment 27 or otherwise.”

5.	SBP Attachment 9 is updated to include reference to this Amendment No. 35.

Miscellaneous

a.	Except as specifically set forth herein, all provisions of the SBP shall remain unchanged and in full force and effect.

b.
In the event of a conflict between the terms of this Amendment No. 35 (including the Exhibit 1 hereto), and provisions of the SBP, GTA or the Administrative Agreement, this Amendment No. 35 and the Exhibit 1 hereto shall take precedence.

This Amendment No. 35 shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

IN WITNESS WHEREOF, the duly authorized representatives of the Parties have executed this Amendment No. 35 as of the date of last signature below.

The Boeing Company		Spirit AeroSystems, Inc
by and through its division
Boeing Commercial Airplanes

By:	/s/ David Blaylock	By:	/s/ John O'Crowley
Name:	David Blaylock	Name:	John O'Crowley
Title:	Procurement Agent	Title:	Contract Administrator
Date	April 18, 2018	Date	April 18, 2018

SBP Amendment No. 35 Page 5 of 8

EXHIBIT 1 to Amendment No. 35
737-9 Rate Tooling List

Sort	Business Unit	Tool Code	Tool Number	New / Rework	In-House / Supplier
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

SBP Amendment No. 35 Page 6 of 8

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

SBP Amendment No. 35 Page 7 of 8

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

SBP Amendment No. 35 Page 8 of 8